EXHIBIT  32(B)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I,  Mitchell  Binder, Chief Financial Officer of Orbit International Corp.,
certify,  pursuant to 18 U.S.C.   1350, as enacted by  906 of the Sarbanes-Oxley
Act  of  2002,  that:

     (1) the Annual Report on Form 10-KSB for the period ended December 31, 2003 (the "Annual Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Orbit International Corp.

Dated:  March  29,  2004
                              /s/  Mitchell  Binder
                               --------------------
                              Mitchell  Binder
                              Chief  Financial  Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Orbit International Corp. and will be retained by Orbit International Corp. and furnished to the Securities and Exchange Commission or its staff upon request.